Exhibit 10.09.2


                 Assignment Agreement and Amendment No. One



          THIS AGREEMENT is made as of the 1st day of July, 1993, by and among Smith Barney Shearson Inc., a Delaware corporation (formerly known as Smith Barney, Harris Upham & Co. Incorporated, the "Company") Primerica Corporation, a Delaware corporation and parent corporation of the Company ("Primerica") and Frank G. Zarb (the "Executive").

                                 RECITALS:

          WHEREAS, the Company, Primerica and the Executive are parties to that certain Employment Agreement dated as of December 16, 1988 (the "Employment Agreement"); and

          WHEREAS, the parties hereto desire to assign and amend the Employment Agreement, as provided herein.

          NOW THEREFORE, the parties hereto, each intending to be legally bound, do hereby agree as follows:

          1. The obligations of the Company under the Employment Agreement are hereby assigned to and assumed by Primerica. The Company is fully and completely released from any obligations under the Employment Agreement. For purposes of the Employment Agreement, all references to "the Company" shall be deemed to be references to Primerica.

          2. The first sentence of Section 3 of the Employment Agreement is revised to read in full as follows:

                    "The Executive shall serve as a Vice Chairman of the Board and Group Chief Executive and shall have such responsibilities, duties and authorities as may from time to time be assigned to the Executive by the Chief Executive Officer of the Company that are consistent with his experience and position."

          3. Section 12 of the Employment Agreement is deleted in its entirety and replaced with "Intentionally Omitted."

          4. The separate reference to "the Company" in the notice provisions of Section 13 of the Employment Agreement is deleted.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement and Amendment No. One as of the date and year first above written.


     SMITH BARNEY SHEARSON INC.              PRIMERICA CORPORATION


By:  /s/                                By:  /s/
     ------------------------------          ------------------------------



     EXECUTIVE


By:  /s/
     ------------------------------